Exhibit 8.1

CNH INDUSTRIAL N.V. Subsidiaries

AT DECEMBER 31, 2013

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
CONTROLLING COMPANY
Parent Company
CNH Industrial N.V.	Amsterdam	Netherlands	18,233,420	EUR	—	—	—	—

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS
Agricultural and Construction Equipment
Banco CNH Capital S.A.	Curitiba	Brazil	800,829,249	BRL	100.00	CNH Industrial N.V.	53.513
						CNH Industrial Capital U.K. Ltd	45.816
						CNH Latin America Ltda.	0.671
Bli Group Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC (nka CNH Industrial America LLC)	100.000
Blue Leaf I.P. Inc.	Wilmington	U.S.A.	1,000	USD	100.00	Bli Group Inc.	100.000
Blue Leaf Insurance Company	Burlington	U.S.A.	250,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case Brazil Holdings Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case Canada Receivables, Inc.	Calgary	Canada	1	CAD	100.00	CNH Capital America LLC (nka CNH Inudstrial Capital America LLC)	100.000
Case Construction Machinery (Shanghai) Co., Ltd	Shanghai	People’s Rep.of China	14,000,000	USD	100.00	CNH Industrial N.V.	100.000
Case Construction Machinery America LLC	Wilmington	U.S.A.	0	USD	100.00	New Holland Excavator Holdings LLC	100.000
Case Credit Holdings Limited	Wilmington	U.S.A.	5	USD	100.00	CNH Capital America LLC(nka CNH Industrial Capital America LLC)	100.000
Case Dealer Holding Company LLC	Wilmington	U.S.A.	1	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case Equipment Holdings Limited	Wilmington	U.S.A.	5	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case Equipment International Corporation	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case Europe S.a.r.l.	Le Plessis-Belleville	France	7,622	EUR	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case Harvesting Systems GmbH	Berlin	Germany	281,211	EUR	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case India Limited	Wilmington	U.S.A.	5	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case International Marketing Inc.	Wilmington	U.S.A.	5	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case LBX Holdings Inc.	Wilmington	U.S.A.	5	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case New Holland Construction Equipment (India) Private Limited	Mumbai	India	240,100,000	INR	98.20	CNH America LLC(nka CNH Industrial America LLC	50.000
						New Holland Fiat (India) Private Limited	50.000
Case New Holland Inc. (nka Case New Holland Industrial Inc.)	Wilmington	U.S.A.	5	USD	100.00	CNH Industrial N.V.	100.000
Case New Holland Machinery (Harbin) Ltd.	Harbin	People’s Rep.of China	30,000,000	USD	100.00	CNH Industrial Asian Holding Limited N.V.	99.920
						CNH Industrial Europe Holding S.A.	0.080
CASE New Holland Machinery Trading (Shanghai) Co. Ltd.	Shanghai	People’s Rep.of China	2,250,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC	100.000
Case United Kingdom Limited	Basildon	United Kingdom	3,763,618	GBP	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
CNH (China) Management Co., Ltd.	Shanghai	People’s Rep.of China	12,000,000	USD	100.00	CNH Industrial N.V.	100.000
CNH (Shanghai) Equipment R&D Co., Ltd.	Shanghai	People’s Rep.of China	2,000,000	USD	100.00	CNH Industrial N.V.	100.000
CNH Administradora de Serviços Ltda.	Curitiba	Brazil	100,000	BRL	100.00	Banco CNH Capital S.A.	99.900
						CNH Latin America Ltda.(CNH Industrial Latin America Ltda.)	0.100
CNH America LLC (nka CNH Industrial America LLC)	Wilmington	U.S.A.	0	USD	100.00	Case New Holland Inc.(nka Case New Holland Industrial Inc.)	100.000
CNH Argentina S.A.	Buenos Aires	Argentina	100,246,105	ARS	100.00	New Holland Holding (Argentina) S.A.	76.176
						CNH Latin America Ltda. (nka CNH Industrial Latin America Ltda.)	23.824
CNH Australia Pty Limited	St. Marys	Australia	293,408,692	AUD	100.00	CNH Industrial N.V.	100.000
CNH Canada, Ltd. (nka CNH Industrial Canada, Ltd.)	Toronto	Canada	28,000,100	CAD	100.00	CNH Industrial N.V.	100.000
CNH Capital America LLC (nka CNH Industrial Capital America LLC)	Wilmington	U.S.A.	0	USD	100.00	CNH Capital LLC(nka CNH Industrial Capital LLC)	100.000
CNH Capital Australia Pty Limited	St. Marys	Australia	70,675,693	AUD	100.00	CNH Australia Pty Limited	100.000
CNH Capital Canada Ltd. (nka CNH Industrial Capital Canada Ltd.)	Calgary	Canada	100,000	CAD	100.00	Case Credit Holdings Limited	100.000
CNH Capital Equipment Loan and Lease Facility LLC	Wilmington	U.S.A.	5,000	USD	100.00	CNH Capital America LLC(nka CNH Industrial Capital America LLC)	100.000
CNH Capital Finance LLC	Wilmington	U.S.A.	5,000	USD	100.00	Case Credit Holdings Limited	100.000
CNH Capital LLC (nka CNH Industrial Capital LLC)	Wilmington	U.S.A.	0	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
CNH Capital Operating Lease Equipment Receivables LLC	Wilmington	U.S.A.	0	USD	100.00	CNH Capital America LLC(nka CNH Industrial Capital America LLC)	100.000
CNH Capital Receivables LLC	Wilmington	U.S.A.	0	USD	100.00	CNH Capital America LLC(nka CNH Industrial Capital America LLC)	100.000
CNH Componentes, S.A. de C.V.	Queretaro	Mexico	135,634,842	MXN	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
CNH Engine Corporation	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
CNH Financial Services GmbH	Heilbronn	Germany	1,151,000	EUR	100.00	CNH Industrial Europe Holding S.A.	100.000
CNH Financial Services S.A.S.	Morigny-Champigny	France	50,860,641	EUR	100.00	CNH Industrial N.V.	98.888
						CNH Industrial Capital Benelux NV	1.112
CNH Industrial (Russia) Commercial Operations B.V.	Amsterdam	Netherlands	35,300	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial (Russia) Industrial Operations B.V.	Amsterdam	Netherlands	36,002	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Asian Holding Limited N.V.	Zedelgem	Belgium	34,594,401	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Baumaschinen GmbH	Berlin	Germany	61,355,030	EUR	100.00	CNH Industrial Europe Holding S.A.	100.000
CNH Industrial Belgium N.V.	Zedelgem	Belgium	372,115,574	EUR	100.00	CNH Industrial Europe Holding S.A.	100.000

Appendix I - CNH Industrial Group Companies at December 31, 2013    209

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
CNH Industrial BM GmbH	Wollersdorf	Austria	35,000	EUR	100.00	CNH Industrial Osterreich GmbH	100.000
CNH Industrial Capital Benelux NV	Zedelgem	Belgium	55,628,856	EUR	100.00	CNH Industrial N.V.	98.999
						CNH Industrial Capital U.K. Ltd	1.001
CNH INDUSTRIAL CAPITAL S.A.	Buenos Aires	Argentina	2,990,000	ARS	100.00	CNH Argentina S.A.	50.000
						Iveco Argentina S.A.	50.000
CNH Industrial Capital U.K. Ltd	Basildon	United Kingdom	10,000,001	GBP	100.00	CNH Industrial Capital Benelux NV	100.000
CNH Industrial Danmark A/S	Hvidovre	Denmark	12,000,000	DKK	100.00	CNH Industrial Europe Holding S.A.	100.000
CNH Industrial Deutschland GmbH	Heilbronn	Germany	18,457,650	EUR	100.00	CNH Industrial Baumaschinen GmbH	90.000
						CNH Industrial Europe Holding S.A.	10.000
CNH Industrial Europe Holding S.A.	Luxembourg	Luxembourg	100,000,000	USD	100.00	CNH Industrial N.V.	100.000
CNH Industrial Financial Services A/S	Hvidovre	Denmark	500,000	DKK	100.00	CNH Industrial N.V.	100.000
CNH Industrial France	Morigny-Champigny	France	427,965,450	EUR	100.00	CNH Industrial Europe Holding S.A.	100.000
CNH Industrial Italia s.p.a.	Turin	Italy	56,225,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Maquinaria Spain S.A.	Coslada	Spain	21,000,000	EUR	100.00	Iveco Espana S.L.	99.999
CNH Industrial Osterreich GmbH	St. Valentin	Austria	2,000,000	EUR	100.00	CNH Industrial N.V.	100.000
CNH Industrial Polska Sp. z o.o.	Plock	Poland	162,591,660	PLN	100.00	CNH Industrial Belgium N.V.	100.000
CNH Industrial Portugal-Comercio de Tractores e Maquinas Agricolas Ltda	Carnaxide	Portugal	498,798	EUR	100.00	CNH Industrial Europe Holding S.A.	99.980
						CNH Industrial Italia s.p.a.	0.020
CNH Industrial Services S.r.l.	Modena	Italy	10,400	EUR	100.00	CNH Industrial Italia s.p.a.	100.000
CNH Latin America Ltda. (nka CNH Industrial Latin America Ltda.)	Contagem	Brazil	1,037,711,513	BRL	100.00	CNH Industrial N.V.	85.658
						Case Brazil Holdings Inc.	12.557
						Case Equipment International Corporation	1.785
CNH Receivables LLC	Wilmington	U.S.A.	0	USD	100.00	CNH Capital America LLC	100.000
CNH Reman LLC	Wilmington	U.S.A.	4,000,000	USD	50.00	CNH America LLC(nka CNH Industrial America LLC)	50.000
CNH Services (Thailand) Limited	Bangkok	Thailand	10,000,000	THB	100.00	CNH Industrial Services S.r.l.	99.997
CNH U.K. Limited	Basildon	United Kingdom	91,262,275	GBP	100.00	New Holland Holding Limited	100.000
CNH Wholesale Receivables LLC	Wilmington	U.S.A.	0	USD	100.00	CNH Capital America LLC	100.000
CNHI International S.A.	Paradiso	Switzerland	100,000	CHF	100.00	CNH Industrial N.V.	100.000
Farmpower Pty Limited	St. Marys	Australia	360	AUD	100.00	CNH Australia Pty Limited	100.000
Fiatallis North America LLC	Wilmington	U.S.A.	32	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Flagship Dealer Holding Company, LLC	Wilmington	U.S.A.	1	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Flexi-Coil (U.K.) Limited	Basildon	United Kingdom	3,291,776	GBP	100.00	CNH Canada, Ltd.(nka CNH Industrial Canada, Ltd.)	100.000
HFI Holdings Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Limited Liability Company “CNH Parts and Service Operations”	Moscow	Russia	54,000,000	RUB	100.00	CNH Industrial N.V.	100.000
LLC CNH-KAMAZ Commerce	Khimki	Russia	20,408	RUB	100.00	CNH Industrial (Russia) Commercial Operations B.V.	100.000
LLC CNH-KAMAZ Industry	Naberezhnye Chenly	Russia	60,081,800	RUB	100.00	CNH Industrial (Russia) Industrial Operations B.V.	100.000
MBA AG	Bassersdorf	Switzerland	4,000,000	CHF	100.00	CNH Industrial N.V.	100.000
New Holland Construction Machinery S.p.A.	San Mauro Torinese	Italy	12,396,363	EUR	100.00	CNH Industrial Italia s.p.a.	100.000
New Holland Credit Company, LLC	Wilmington	U.S.A.	0	USD	100.00	CNH Capital LLC(nka CNH Industrial Capital LLC)	100.000
New Holland Excavator Holdings LLC	Wilmington	U.S.A.	0	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
New Holland Fiat (India) Private Limited	Mumbai	India	12,485,547,400	INR	96.41	CNH Industrial Asian Holding Limited N.V.	96.407	48.965
New Holland Holding (Argentina) S.A.	Buenos Aires	Argentina	23,555,415	ARS	100.00	CNH Latin America Ltda.(nka CNH Industrial Latin America Ltda.)	100.000
New Holland Holding Limited	Basildon	United Kingdom	106,328,601	GBP	100.00	CNH Industrial Europe Holding S.A.	100.000
New Holland Ltd	Basildon	United Kingdom	1,000,000	GBP	100.00	CNH Industrial N.V.	100.000
New Holland Tractor Ltd. N.V.	Antwerp	Belgium	9,631,500	EUR	100.00	New Holland Holding Limited	100.000
O & K - Hilfe GmbH	Berlin	Germany	25,565	EUR	100.00	CNH Industrial Baumaschinen GmbH	100.000
Pryor Foundry Inc.	Oklahoma City	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Receivables Credit II Corporation	Calgary	Canada	1	CAD	100.00	CNH Capital America LLC(nka CNH Industrial Capital America LLC)	100.000
Shanghai New Holland Agricultural Machinery Corporation Limited	Shanghai	People’s Rep.of China	67,000,000	USD	60.00	CNH Industrial Asian Holding Limited N.V.	60.000
Steyr Center Nord GmbH	Ruckersdorf-Harmannsdorf	Austria	35,000	EUR	100.00	CNH Industrial Osterreich GmbH	100.000
Uzcaseagroleasing LLC	Tashkent	Uzbekistan	5,000,000	USD	51.00	Case Credit Holdings Limited	51.000
UzCaseMash LLC	Tashkent	Uzbekistan	15,000,000	USD	60.00	Case Equipment Holdings Limited	60.000
UzCaseService LLC	Tashkent	Uzbekistan	5,000,000	USD	51.00	Case Equipment Holdings Limited	51.000
UzCaseTractor LLC	Tashkent	Uzbekistan	15,000,000	USD	51.00	Case Equipment Holdings Limited	51.000

Appendix I - CNH Industrial Group Companies at December 31, 2013    210

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
Trucks and Commercial Vehicles
Afin Bohemia s.r.o.	Prague	Czech Republic	1,000,000	CZK	100.00	Afin Leasing AG	100.000
Afin Bulgaria EAD	Sofia	Bulgaria	310,110	BGN	100.00	Iveco FS Holdings Limited	100.000
Afin Leasing AG	Vienna	Austria	1,500,000	EUR	100.00	Iveco International Trade Finance S.A.	100.000
Afin Slovakia S.R.O.	Bratislava	Slovack Republic	39,833	EUR	100.00	Iveco FS Holdings Limited	98.120
						Iveco Capital Limited	1.880
Afin Trade Bulgaria Eood	Sofia	Bulgaria	5,000	BGN	100.00	Afin Bulgaria EAD	100.000
Amce-Automotive Manufacturing Co.Ethiopia	Addis Ababa	Ethiopia	12,000,000	ETB	70.00	CNH Industrial N.V.	70.000
Astra Veicoli Industriali S.p.A.	Piacenza	Italy	10,400,000	EUR	100.00	Iveco S.p.A.	100.000
Effe Grundbesitz GmbH	Ulm	Germany	10,225,838	EUR	83.77	Iveco Investitions GmbH	90.000
F. Pegaso S.A.	Madrid	Spain	993,045	EUR	100.00	Iveco Espana S.L.	99.996
						Iveco Partecipazioni Finanziarie S.r.l.	0.004
Heuliez Bus S.A.	Mauléon	France	9,000,000	EUR	100.00	Société Charolaise de Participations S.A.	100.000
IAV-Industrie-Anlagen-Verpachtung GmbH	Ulm	Germany	25,565	EUR	88.42	Iveco Investitions GmbH	95.000
Irisbus Benelux Ltd.	Leudelange	Luxembourg	594,000	EUR	100.00	Iveco France	99.983
						Société Charolaise de Participations S.A.	0.017
Irisbus Italia S.p.A.	Turin	Italy	4,500,000	EUR	100.00	Iveco S.p.A.	100.000
Iveco (China) Commercial Vehicle Sales Co. Ltd	Shanghai	People’s Rep.of China	50,000,000	CNY	100.00	Iveco S.p.A.	100.000
Iveco (Schweiz) AG	Kloten	Switzerland	9,000,000	CHF	100.00	Iveco Nederland B.V.	100.000
Iveco Arac Sanayi VE Ticaret A.S.	Samandira-Kartal/Istanbul	Turkey	24,698,000	TRY	100.00	CNH Industrial N.V.	100.000
Iveco Argentina S.A.	Buenos Aires	Argentina	130,237,793	ARS	100.00	Iveco Espana S.L.	99.000
						Astra Veicoli Industriali S.p.A.	1.000
Iveco Austria GmbH	Vienna	Austria	6,178,000	EUR	100.00	CNH Industrial N.V.	100.000
Iveco Bayern GmbH	Nuremberg	Germany	742,000	EUR	94.00	Iveco Magirus AG	100.000
Iveco Capital Broker de Asigurare—Reasigurare S.r.l.	Bucharest	Romenia	25,000	RON	100.00	Iveco Capital Leasing IFN S.A.	100.000
Iveco Capital Leasing IFN S.A.	Bucharest	Romenia	22,519,326	RON	100.00	Iveco FS Holdings Limited	100.000
Iveco Capital Limited	Watford	United Kingdom	798	GBP	100.00	Iveco FS Holdings Limited	100.000
Iveco Capital Russia LLC	Moscow	Russia	50,000,000	RUB	100.00	Afin Leasing AG	100.000
Iveco Capital SA	Paradiso	Switzerland	14,000,000	CHF	100.00	Iveco FS Holdings Limited	100.000
Iveco Czech Republic A.S.	Vysoke Myto	Czech Republic	1,065,559,000	CZK	97.98	Iveco France	97.978
Iveco Danmark A/S	Glostrup	Denmark	501,000	DKK	100.00	CNH Industrial N.V.	100.000
Iveco Espana S.L.
(business Trucks and Commercial Vehicles)	Madrid	Spain	132,333,109	EUR	100.00	CNH Industrial N.V.	100.000
Iveco Est Sas	Hauconcourt	France	2,005,600	EUR	100.00	Iveco France	100.000
Iveco Finance AG	Kloten	Switzerland	1,500,000	CHF	100.00	Iveco Capital Limited	100.000
Iveco Finance GmbH	Heilbronn	Germany	75,775,000	EUR	100.00	Iveco Capital Limited	100.000
Iveco Finance Limited in liquidation	Watford	United Kingdom	3,000,100	GBP	100.00	Iveco Capital Limited	100.000
Iveco Finanziaria S.p.A.	Turin	Italy	145,000,000	EUR	100.00	Iveco Capital Limited	100.000
Iveco Finland OY	Espoo	Finland	100,000	EUR	100.00	CNH Industrial N.V.	100.000
Iveco France	Vénissieux	France	92,856,130	EUR	100.00	Iveco Espana S.L.	50.326
						CNH Industrial N.V.	49.674
Iveco FS Holdings Limited	Watford	United Kingdom	1,000	EUR	100.00	CNH Industrial N.V.	100.000
Iveco Holdings Limited	Watford	United Kingdom	47,000,000	GBP	100.00	CNH Industrial N.V.	100.000
Iveco Insurance Vostok LLC	Moscow	Russia	740,000	RUB	100.00	Afin Leasing AG	100.000
Iveco International Trade Finance S.A.	Paradiso	Switzerland	30,800,000	CHF	100.00	Iveco FS Holdings Limited	100.000
Iveco Investitions GmbH	Ulm	Germany	2,556,459	EUR	93.08	Iveco Magirus AG	99.020
Iveco L.V.I. S.a.s.	Saint Priest	France	503,250	EUR	100.00	Iveco France	100.000
Iveco Latin America Ltda (business Trucks and Commercial Vehicles)	Vila da Serra	Brazil	366,180,646	BRL	100.00	Iveco Espana S.L.	100.000
Iveco Limited (business Trucks and Commercial Vehicles)	Watford	United Kingdom	117,000,000	GBP	100.00	Iveco Holdings Limited	100.000
Iveco Magirus AG	Ulm	Germany	50,000,000	EUR	94.00	CNH Industrial N.V.	88.340
(business Trucks and Commercial Vehicles)						Iveco S.p.A.	5.660
Iveco Magirus Fire Fighting GmbH	Weisweil	Germany	30,776,857	EUR	84.63	Iveco Magirus AG	90.032
Iveco Magyarorszag Kereskedelmi KFT	Budapest	Hungary	24,000,000	HUF	100.00	Afin Leasing AG	100.000
Iveco Nederland B.V.	Andelst	Netherlands	4,537,802	EUR	100.00	CNH Industrial N.V.	100.000
Iveco Nord Nutzfahrzeuge GmbH	Hamburg	Germany	1,611,500	EUR	94.00	Iveco Magirus AG	100.000
Iveco Nord S.A.	Trappes	France	45,730	EUR	99.77	Iveco France	99.767
Iveco Nord-Ost Nutzfahrzeuge GmbH	Berlin	Germany	2,120,000	EUR	94.00	Iveco Magirus AG	100.000
Iveco Norge A.S.	Voyenenga	Norway	18,600,000	NOK	100.00	CNH Industrial N.V.	100.000

Appendix I - CNH Industrial Group Companies at December 31, 2013    211

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
Iveco Otomotiv Ticaret A.S.	Samandira-Kartal/Istanbul	Turkey	15,060,046	TRY	100.00	CNH Industrial N.V.	100.000
Iveco Partecipazioni Finanziarie S.r.l.	Turin	Italy	50,000,000	EUR	100.00	Iveco S.p.A.	100.000
Iveco Participations s.a.s.	Trappes	France	468,656	EUR	100.00	Iveco France	100.000
Iveco Pension Trustee Ltd	Watford	United Kingdom	2	GBP	100.00	Iveco Holdings Limited	50.000
						Iveco Limited	50.000
Iveco Poland Ltd.	Warsaw	Poland	46,974,500	PLN	100.00	CNH Industrial N.V.	100.000
Iveco Portugal-Comercio de Veiculos Industriais S.A.	Vila Franca de Xira	Portugal	15,962,000	EUR	100.00	CNH Industrial N.V.	99.997
						Astra Veicoli Industriali S.p.A.	0.001
Iveco Provence s.a.s.	Trappes	France	2,371,200	EUR	100.00	Iveco Participations s.a.s.	100.000
Iveco Retail Limited	Watford	United Kingdom	100	GBP	100.00	Iveco Holdings Limited	100.000
Iveco Romania S.r.l.	Bucharest	Romenia	17,500	RON	100.00	Afin Leasing AG	100.000
Iveco S.p.A.	Turin	Italy	200,000,000	EUR	100.00	CNH Industrial N.V.	100.000
Iveco Slovakia, s.r.o.	Bratislava	Slovack Republic	6,639	EUR	97.98	Iveco Czech Republic A.S.	100.000
Iveco South Africa (Pty) Ltd.	Vorna Valley - Midrand	South Africa	15,000,750	ZAR	100.00	CNH Industrial N.V.	100.000
Iveco South Africa Works (Pty) Ltd	Cape Town	South Africa	1,000	ZAR	60.00	Iveco South Africa (Pty) Ltd.	60.000
Iveco Sud-West Nutzfahrzeuge GmbH	Mannheim-Neckarau	Germany	1,533,900	EUR	94.00	Iveco Magirus AG	100.000
Iveco Sweden A.B. (business Trucks and Commercial Vehicles)	Arlov	Sweden	600,000	SEK	100.00	CNH Industrial N.V.	100.000
Iveco Truck Services S.R.L.	Bucharest	Romenia	200	RON	100.00	Iveco Romania S.r.l.	95.000
						Iveco Magyarorszag Kereskedelmi KFT	5.000
Iveco Trucks Australia Limited	Dandenong	Australia	47,492,260	AUD	100.00	CNH Industrial N.V.	100.000
Iveco Ukraine LLC	Kiev	Ukraine	49,258,692	UAH	100.00	CNH Industrial N.V.	100.000
Iveco Venezuela C.A.	La Victoria	Venezuela	3,985,803	VEF	100.00	CNH Industrial N.V.	62.689
						Iveco S.p.A.	37.311
Iveco West Nutzfahrzeuge GmbH	Düsseldorf	Germany	3,017,000	EUR	94.00	Iveco Magirus AG	100.000
La Garde Chaberte S.C.I.	Trappes	France	2,000	EUR	100.00	Iveco Participations s.a.s.	99.500
						Iveco France	0.500
Le Logis De Villeneuve S.C.I.	Trappes	France	2,000	EUR	100.00	Iveco Participations s.a.s.	99.500
						Iveco France	0.500
Les Estroublans 2 S.C.I.	Trappes	France	2,000	EUR	100.00	Iveco Participations s.a.s.	99.500
						Iveco France	0.500
Les Estroublans de Vitrolle S.C.I.	Trappes	France	2,000	EUR	100.00	Iveco Participations s.a.s.	99.500
						Iveco France	0.500
Les Paluds D`Aubagne S.C.I.	Trappes	France	2,000	EUR	100.00	Iveco Participations s.a.s.	99.500
						Iveco France	0.500
MAGIRUS CAMIVA S.a.s. (societè par actions simplifièe)	Saint-Alban-Leysse	France	1,870,169	EUR	84.63	Iveco Magirus Fire Fighting GmbH	100.000
Magirus GmbH	Ulm	Germany	6,493,407	EUR	84.43	Iveco Magirus Fire Fighting GmbH	99.764
Magirus Lohr GmbH	Kainbach	Austria	1,271,775	EUR	84.43	Magirus GmbH	100.000
Mediterranea de Camiones S.L.	Valencia	Spain	48,080	EUR	100.00	Iveco Espana S.L.	99.875
						CNH Industrial N.V.	0.125
Officine Brennero S.p.A.	Trento	Italy	2,833,830	EUR	100.00	Iveco S.p.A.	100.000
OOO Iveco Russia	Moscow	Russia	868,545,000	RUB	100.00	CNH Industrial N.V.	99.960
						Afin Leasing AG	0.040
Puget Les Plaines S.C.I.	Trappes	France	132,631	EUR	100.00	Iveco Provence s.a.s.	99.885
						Iveco France	0.115
S.A. Iveco Belgium N.V.	Groot	Belgium	6,000,000	EUR	100.00	CNH Industrial N.V.	99.983
						Iveco Nederland B.V.	0.017
Seddon Atkinson Vehicles Ltd	Watford	United Kingdom	41,700,000	GBP	100.00	Iveco Holdings Limited	100.000
Société Charolaise de Participations S.A.	Vénissieux	France	2,370,000	EUR	100.00	Iveco Espana S.L.	100.000
Société de Diffusion de Vehicules Industriels-SDVI S.A.S.	Trappes	France	7,022,400	EUR	100.00	Iveco France	100.000
Transolver Finance S.A.	Trappes	France	9,468,219	EUR	100.00	CNH Industrial N.V.	100.000
Transolver Service S.A.	Madrid	Spain	610,000	EUR	100.00	Iveco FS Holdings Limited	99.984
						Iveco Espana S.L.	0.016
Transolver Services S.A.	Trappes	France	38,000	EUR	99.76	Iveco Capital Limited	99.760
UAB Iveco Capital Baltic	Vilnius	Lithuania	138,500	LTL	100.00	Iveco FS Holdings Limited	100.000
Utilitaries & Véhicules Industriels Franciliens-UVIF SAS	La Garenne	France	1,067,500	EUR	100.00	Iveco France	100.000
Zona Franca Alari Sepauto S.A.	Barcelona	Spain	520,560	EUR	51.87	Iveco Espana S.L.	51.867

Appendix I - CNH Industrial Group Companies at December 31, 2013    212

SUBSIDIARIES CONSOLIDATED ON A LINE-BY-LINE BASIS (continued)

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
Powertrain
2 H Energy S.A.S.	Fécamp	France	2,000,000	EUR	100.00	CNH Industrial Finance France S.A.	100.000
Fiat Powertrain Technologies Management (Shanghai) Co. Ltd.	Shanghai	People’s Rep.of China	2,000,000	USD	100.00	FPT Industrial S.p.A.	100.000
Fiat Powertrain Technologies of North America, Inc.	Wilmington	U.S.A.	1	USD	100.00	FPT Industrial S.p.A.	100.000
FPT - Powertrain Technologies France S.A.	Garchizy	France	73,444,960	EUR	100.00	Iveco France	97.200
						CNH Industrial Finance France S.A.	2.800
FPT Industrial Argentina S.A.	Buenos Aires	Argentina	141,959,867	ARS	100.00	FPT Industrial S.p.A.	96.977
						FPTI Representacao Comercial de Motores Automotivos Ltda	3.023
FPT Industrial S.p.A.	Turin	Italy	100,000,000	EUR	100.00	CNH Industrial N.V.	100.000
FPT Motorenforschung AG	Arbon	Switzerland	4,600,000	CHF	100.00	FPT Industrial S.p.A.	100.000
FPTI Representacao Comercial de Motores Automotivos Ltda	Nova Lima	Brazil	1,872,472	BRL	100.00	FPT Industrial S.p.A.	100.000
Iveco Espana S.L. (business Powertrain)	Madrid	Spain	132,333,109	EUR	100.00	CNH Industrial N.V.	100.000
Iveco Latin America Ltda (business Powertrain)	Vila da Serra	Brazil	366,180,646	BRL	100.00	Iveco Espana S.L.	100.000
Iveco Limited (business Powertrain)	Watford	United Kingdom	117,000,000	GBP	100.00	Iveco Holdings Limited	100.000
Iveco Magirus AG	Ulm	Germany	50,000,000	EUR	94.00	CNH Industrial N.V.	88.340
(business Powertrain)						Iveco S.p.A.	5.660
Iveco Sweden A.B. (business Powertrain)	Arlov	Sweden	600,000	SEK	100.00	CNH Industrial N.V.	100.000
SAIC Fiat Powertrain Hongyan Co. Ltd.	Chongqing	People’s Rep.of China	580,000,000	CNY	60.00	FPT Industrial S.p.A.	30,000
						SAIC IVECO Commercial Vehicle Investment Company Limited	60,000
Holding companies and Other companies
CNH Industrial Finance Europe S.A.	Luxembourg	Luxembourg	50,000,000	EUR	100.00	CNH Industrial N.V.	60.000
						CNH Industrial Finance S.p.A.	40.000
CNH Industrial Finance France S.A.	Trappes	France	1,000,000	EUR	100.00	CNH Industrial N.V.	99.998
CNH Industrial Finance North America Inc.	Wilmington	U.S.A.	25,000,000	USD	100.00	CNH Industrial N.V.	60.000
						CNH Industrial Finance S.p.A.	40.000
CNH Industrial Finance S.p.A.	Turin	Italy	100,000,000	EUR	100.00	CNH Industrial N.V.	100.000
JOINTLY-CONTROLLED ENTITIES ACCOUNTED FOR USING THE EQUITY METHOD
Agricultural and Construction Equipment
Case Mexico S.A. de C.V.	São Pedro Garza Garcia	Mexico	810,000	MXN	50.00	CNH de Mexico SA de CV	100.000
Case Special Excavators N.V.	Zedelgem	Belgium	1,100,000	EUR	50.00	CNH Industrial N.V.	50.000
CNH Comercial, SA de C.V.	São Pedro Garza Garcia	Mexico	160,050,000	MXN	50.00	CNH de Mexico SA de CV	100.000
CNH de Mexico SA de CV	São Pedro Garza Garcia	Mexico	165,276,000	MXN	50.00	CNH Industrial N.V.	50.000
CNH Industrial S.A. de C.V.	São Pedro Garza Garcia	Mexico	200,050,000	MXN	50.00	CNH de Mexico SA de CV	100.000
CNH Servicios Comerciales, S.A. de C.V., SOFOM, E.N.R.	São Pedro Garza Garcia	Mexico	50,000,000	MXN	49.00	CNH Industrial N.V.	49.000
CNH Servicios Corporativos S.A. de C.V.	São Pedro Garza Garcia	Mexico	375,000	MXN	50.00	CNH de Mexico SA de CV	99.999
New Holland HFT Japan Inc.	Sapporo	Japan	240,000,000	JPY	50.00	CNH Industrial N.V.	50.000
Turk Traktor Ve Ziraat Makineleri A.S.	Ankara	Turkey	53,369,000	TRY	37.50	CNH Industrial Osterreich GmbH	37.500
Trucks and Commercial Vehicles
Iveco - Oto Melara Società consortile r.l.	Rome	Italy	40,000	EUR	50.00	Iveco S.p.A.	50.000
Iveco Acentro S.p.A.	Cagliari	Italy	3,000,000	EUR	50.00	Iveco S.p.A.	50.000
Iveco Orecchia S.p.A.	Turin	Italy	8,000,000	EUR	50.00	Iveco S.p.A.	50.000
Naveco (Nanjing IVECO Motor Co.) Ltd.	Nanjing	People’s Rep.of China	2,527,000,000	CNY	50.00	Iveco S.p.A.	50.000
SAIC IVECO Commercial Vehicle Investment Company Limited	Shanghai	People’s Rep.of China	224,500,000	USD	50.00	Iveco S.p.A.	50.000
SAIC Iveco Hongyan Commercial Vehicles Co, Ltd.	Chongqing	People’s Rep.of China	1,900,000,000	CNY	33.50	SAIC IVECO Commercial Vehicle Investment Company Limited	67.000
Transolver Finance Establecimiento Financiero de Credito S.A.	Madrid	Spain	16,315,347	EUR	50.00	CNH Industrial N.V.	50.000
SUBSIDIARIES ACCOUNTED FOR USING THE EQUITY METHOD
Agricultural and Construction Equipment
Farmers New Holland Inc.	Wilmington	U.S.A.	800,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Jackson New Holland, Inc.	Wilmington	U.S.A.	371,000	USD	94.34	CNH America LLC(nka CNH Industrial America LLC)	94.340
Mid State New Holland, Inc.	Wilmington	U.S.A.	400,000	USD	87.50	CNH America LLC(nka CNH Industrial America LLC)	87.500
Northside New Holland Inc.	Wilmington	U.S.A.	250,000	USD	68.12	CNH America LLC(nka CNH Industrial America LLC)	68.120

Trucks and Commercial Vehicles
Iveco Colombia S.a.s.	Santa Fe’ de Bogota	Colombia	7,596,249,000	COP	100.00	Iveco Venezuela C.A.	99.990
						Iveco Latin America Ltda	0.010

Appendix I - CNH Industrial Group Companies at December 31, 2013    213

SUBSIDIARIES VALUED AT COST

Name	Registered Office	Country	Share capital	Currency	% of Group consolidation	Interest held by	% interest held	% of voting rights
Agricultural and Construction Equipment
Case Construction Equipment, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Case IH Agricultural Equipment, Inc.	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Employers Health Initiatives LLC	Wilmington	U.S.A.	790,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
Fermec North America Inc.	Wilmington	U.S.A.	5	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
International Harvester Company	Wilmington	U.S.A.	1,000	USD	100.00	CNH America LLC(nka CNH Industrial America LLC)	100.000
J.I. Case Company Limited	Basildon	United Kingdom	2	GBP	100.00	Case United Kingdom Limited	100.000
RosCaseMash	Saratov	Russia	0	RUB	38.25	Case Equipment Holdings Limited	38.250	51.000
Trucks and Commercial Vehicles
Altra S.p.A.	Genoa	Italy	516,400	EUR	100.00	Iveco S.p.A.	100.000
MVPC LLC	Moscow	Russia	10,000	RUB	50.00	OOO Iveco Russia	50.000
Powertrain
Componentes Mecanicos S.A.	Barcelona	Spain	1,135,037	EUR	100.00	Iveco Espana S.L.	100.000
Holding companies and Other companies
New Industrial Business 1 s.r.l.	Turin	Italy	50,000	EUR	100.00	CNH Industrial N.V.	100.000
New Industrial Business 2 s.r.l.	Turin	Italy	50,000	EUR	100.00	CNH Industrial N.V.	100.000
New Industrial Business 3 s.r.l.	Turin	Italy	50,000	EUR	100.00	CNH Industrial N.V.	100.000
ASSOCIATED COMPANIES ACCOUNTED FOR USING THE EQUITY METHOD
Agricultural and Construction Equipment
Al-Ghazi Tractors Ltd	Karachi	Pakistan	214,682,225	PKR	43.17	CNH Industrial N.V.	43.169
CNH Capital Europe S.a.S. (nka CNH Industrial Capital Europe S.a.S.	Puteaux	France	88,482,297	EUR	49.90	CNH Industrial N.V.	49.900
Farm FZCO	Jebel Ali	United Arab Emirates	6,600,000	AED	28.79	CNH Industrial Italia s.p.a.	28.788
Trucks and Commercial Vehicles
GEIE V.IV.RE	Boulogne	France	0	EUR	50.00	Iveco S.p.A.	50.000
IVECO-AMT Ltd.	Miass	Russia	65,255,056	RUB	33.33	CNH Industrial N.V.	33.330
V.IVE.RE Gruppo Europeo di Interesse Economico	Turin	Italy	0	EUR	50.00	Iveco S.p.A.	50.000
ASSOCIATED COMPANIES VALUED AT COST
Agricultural and Construction Equipment
Consorzio Nido Industria Vallesina	Ancona	Italy	53,903	EUR	38.73	CNH Industrial Italia s.p.a.	38.728
Trucks and Commercial Vehicles
Sotra S.A.	Abidjan	Ivory Coast	3,000,000,000	XOF	39.80	Iveco France	39.800
Trucks & Bus Company	Tajoura	Libya	96,000,000	LYD	25.00	Iveco Espana S.L.	25.000
Holding companies and Other companies
CONSORZIO FIAT ENERGY	Turin	Italy	7,000	EUR	42.86	CNH Industrial Italia s.p.a.	14.286
						FPT Industrial S.p.A.	14.286
						Iveco S.p.A.	14.286
OTHER COMPANIES VALUED AT COST
Agricultural and Construction Equipment
Consorzio per lo Sviluppo delle Aziende Fornitrici in liquidation	Turin	Italy	241,961	EUR	10.67	CNH Industrial Italia s.p.a.	10.672
Nuova Didactica S.c. a r.l.	Modena	Italy	112,200	EUR	12.27	CNH Industrial Italia s.p.a.	12.273
Polagris S.A.	Pikieliszki	Lithuania	1,133,400	LTL	11.05	CNH Industrial Polska Sp. z o.o.	11.054
Holding companies and Other companies
CODEFIS Società consortile per azioni	Turin	Italy	120,000	EUR	19.00	CNH Industrial Capital U.K. Ltd	14.000
						Iveco Partecipazioni Finanziarie S.r.l.	5.000

Appendix I - CNH Industrial Group Companies at December 31, 2013    214